 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2022

KVH Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082	05-0420589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
50 Enterprise Center, Middletown, RI 02842
(Address of Principal Executive Offices) (Zip Code)

(401) 847-3327
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
The Nasdaq Stock Market LLC
Common Stock, par value $0.01 per share	KVHI	(NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Brent C. Bruun as President, Chief Executive Officer and Director

On June 15, 2022, the Board of Directors of KVH Industries, Inc. (the “Company”) appointed Brent C. Bruun as the President and Chief Executive Officer of the Company and as a Class II member of the Board of Directors. The appointment was effective immediately. Mr. Bruun has served as interim President and Chief Executive Officer of the Company since March 2022.

For more detailed information regarding Mr. Bruun’s age, positions with the Company, and business experience, please see the Company’s proxy statement for its 2022 annual meeting of stockholders, filed with the Securities and Exchange Commission on May 2, 2022 (the “2022 Proxy Statement”), under the headings “Directors and Executive Officers” and “Compensation of Directors and Executive Officers — Executive Compensation”, each of which disclosures regarding Mr. Bruun is incorporated herein by reference. Neither the Board of Directors nor its Compensation Committee made any changes to Mr. Bruun’s compensation in connection with his appointment as President and Chief Executive Officer.

The Board selected Mr. Bruun to serve on the Board of Directors because of his extensive industry experience, his familiarity with the Company’s business and his leadership role at the Company. As an employee of the Company, Mr. Bruun will not receive any separate compensation for his service on the Board of Directors. Mr. Bruun’s term as a member of the Board of Directors will expire at the annual meeting of the Company’s stockholders in 2025.

Appointments of David B. Kagan and David M. Tolley as Directors

Also on June 15, 2022, the Board of Directors of the Company appointed David M. Tolley as a Class III member of the Board of Directors and David (Dave) B. Kagan as a Class I member of the Board of Directors. Mr. Tolley’s appointment was effective immediately, and Mr. Kagan’s appointment was effective on June 21, 2022. Mr. Tolley’s appointment will expire at the annual meeting of the Company’s stockholders in 2023, and Mr. Kagan’s term of office will expire at the annual meeting of the Company’s stockholders in 2024. The Board of Directors determined that each of Messrs. Tolley and Kagan qualifies as an “independent director” under applicable rules of the Nasdaq Stock Market.

Mr. Tolley, 55, most recently served as Executive Vice President and Chief Financial Officer of Intelsat S.A. from June 2019 to March 2022, where he helped to lead a multi-billion dollar restructuring of one of the world’s largest satellite providers. In May 2020, during Mr. Tolley’s tenure, Intelsat S.A. and its subsidiaries filed voluntary cases under Chapter 11 of the United States Bankruptcy Code, which concluded in February 2022. Before joining Intelsat, Mr. Tolley served as Chief Financial Officer for Network Access Associates Ltd. (formerly known as WorldVu Satellites Limited) (“OneWeb”), a satellite services company, beginning in 2017. From 2000 to 2011, Mr. Tolley served as a Senior Managing Director in the Private Equity Group at Blackstone Inc., a leading investment firm, where he led satellite services strategy and investing and served on the Private Equity Investment Committee. From 1990 to 2000, he was a Vice President at Morgan Stanley, a leading financial services company, in the Investment Banking Division, where he provided banking and advisory services to established and emerging companies in the broader communications sector. He has served on the boards of directors of eight public and private companies, including ExteNet Systems from 2016 to 2019, Cumulus Media (NASDAQ: CMLS) from 2006 to 2017, NewSkies Satellites from 2004 to 2006 and Centennial Communications from 2001 to 2005. Mr. Tolley holds a Master of Business Administration degree from Columbia Business School and a Bachelor of Science degree in Economics and History from the University of Michigan.

Mr. Kagan, 61, has served as Chief Executive Officer of Globalstar, Inc. (NYSE: GSAT), a leading provider of satellite solutions, since September 2018, where he also served as President and Chief Operating Officer from December 2017 to September 2018 and from January 2016 to March 2017. From March 2017 to November 2017, he was the Chief Operating Officer of SpeedCast International Limited, a leading communications and information technology services provider. Mr. Kagan previously served as President of ITC Global LLC, a premier VSAT satellite services provider, from August 2014 to September 2015, and President and Chief Executive Officer of Globe Wireless LLC, a maritime satellite services provider, from June 2011 until it was sold to Inmarsat in August 2014. Prior to that, he served as President and Chief Executive Officer of Maritime Telecommunications Network, a major satellite services provider to the cruise, yachting, and maritime markets, from January 1997 to December 2008. Earlier in his career, he was Vice President-Finance, Treasurer and Co-Chief Financial Officer at Norwegian Cruise Line (NYSE: NCLH) from 1994 to 1997. Mr. Kagan holds a master’s degree of Business Administration from Florida Atlantic University and a bachelor’s degree in both Finance and Marketing from the University of South Florida, Tampa.

The Board of Directors has not yet made any determinations regarding committee appointments for Messrs. Tolley and Kagan. The Company expects to file an amendment to this current report on Form 8-K within four business days after any such appointment is determined.

For their services as non-employee directors, Messrs. Tolley and Kagan will be entitled to receive compensation in accordance with the Company’s standard compensation arrangements for non-employee directors, which are described under the heading “Compensation of Directors and Executive Officers — Director Compensation” in the 2022 Proxy Statement, which description is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.
Date: June 22, 2022	BY:	/s/ Roger A. Kuebel
Roger A. Kuebel
Chief Financial Officer